UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2024

MyMD Pharmaceuticals, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36268	22-2983783
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

MyMD Pharmaceuticals, Inc.

855 N. Wolfe Street, Suite 601

Baltimore, MD 21205

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (856) 848-8698

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	MYMD	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On March 4, 2024 (the “Effective Date”), MyMD Pharmaceuticals, Inc., a New Jersey corporation (“MyMD New Jersey” or, prior to the Reincorporation (as defined below), the “Company”) merged with and into its wholly-owned subsidiary, MyMD Pharmaceuticals, Inc., a Delaware corporation (“MyMD Delaware” or, following the Reincorporation, the “Company”), with MyMD Delaware being the surviving corporation, pursuant to that certain Agreement and Plan of Merger, dated as of March 4, 2024, by and between MyMD New Jersey and MyMD Delaware (the “Plan of Merger”), for the purpose of changing the Company’s state of incorporation from New Jersey to Delaware (the “Reincorporation”). The Plan of Merger and the Reincorporation were approved by the Company’s stockholders at the 2023 annual meeting of stockholders, held on July 31, 2023 (the “2023 Annual Meeting”).

MyMD Delaware is deemed to be the successor issuer of MyMD New Jersey under Rule 12g-3 of the Securities Exchange Act of 1934, as amended. A copy of the Plan of Merger is attached hereto as Exhibit 2.1.

The Reincorporation did not result in any change in the Company’s name, business, management, fiscal year, accounting, location of the principal executive offices, assets or liabilities. In addition, the Company’s common stock will retain the same CUSIP number and continue to trade on the Nasdaq Capital Market under the symbol “MYMD.” Holders of shares of the Company’s common stock will not have to exchange their existing Company stock certificates for MyMD Delaware stock certificates.

As of the Effective Date of the Reincorporation, the rights of the Company’s stockholders are governed by the Delaware General Corporation Law, the MyMD Delaware Certificate of Incorporation, attached hereto as Exhibit 3.1, and the Bylaws of MyMD Delaware, attached hereto as Exhibit 3.2.

Additional information about the Reincorporation and a comparison of the rights of stockholders of the Company prior to and following the Reincorporation can be found in the Company’s definitive proxy statement for the 2023 Annual Meeting, filed with the Securities and Exchange Commission on June 30, 2023 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference. The description of the Plan of Merger, the MyMD Delaware Certificate of Incorporation and the Bylaws of MyMD Delaware above and such portions of the Proxy Statement are qualified in their entirety by reference to the full text of such documents, which are incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

Please see the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Please see the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated March 4, 2024, by and between MyMD Pharmaceuticals, Inc., a New Jersey corporation, and MyMD Pharmaceuticals, Inc., a Delaware corporation.
3.1	Certificate of Incorporation of MyMD Pharmaceuticals, Inc., a Delaware corporation
3.2	Bylaws of MyMD Pharmaceuticals, Inc., a Delaware corporation.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYMD PHARMACEUTICALS, INC.

Date: March 7, 2024	By:	/s/ Christopher Chapman, M.D.
Christopher Chapman, M.D.
President and Chief Medical Officer